Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Industrials Portfolio

May 31, 2019

CYC-QTLY-0719
1.802164.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Aerospace & Defense - 27.9%
Aerospace & Defense - 27.9%
General Dynamics Corp.	91,897	$14,778,876
Harris Corp.	50,800	9,509,252
HEICO Corp. Class A	128,100	12,587,106
Huntington Ingalls Industries, Inc.	34,400	7,056,128
Lockheed Martin Corp.	86,000	29,114,440
Northrop Grumman Corp.	49,700	15,071,525
Raytheon Co.	28,800	5,025,600
Teledyne Technologies, Inc. (a)	13,840	3,263,472
The Boeing Co.	136,100	46,493,121
TransDigm Group, Inc. (a)	32,500	14,330,875
United Technologies Corp.	93,917	11,861,717
		169,092,112
Air Freight & Logistics - 0.5%
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	32,000	2,973,440
Airlines - 1.3%
Airlines - 1.3%
Delta Air Lines, Inc.	19,900	1,024,850
Southwest Airlines Co.	65,000	3,094,000
Spirit Airlines, Inc. (a)	77,300	3,561,984
		7,680,834
Building Products - 0.7%
Building Products - 0.7%
Lennox International, Inc.	16,100	4,252,171
Commercial Services & Supplies - 5.0%
Diversified Support Services - 0.7%
Cintas Corp.	17,857	3,961,218
Environmental & Facility Services - 4.3%
Stericycle, Inc. (a)	171,900	7,972,722
Waste Connection, Inc. (United States)	192,200	18,189,808
		26,162,530

TOTAL COMMERCIAL SERVICES & SUPPLIES		30,123,748

Electrical Equipment - 13.5%
Electrical Components & Equipment - 13.5%
AMETEK, Inc.	461,254	37,772,090
Emerson Electric Co.	295,500	17,800,920
Fortive Corp.	341,210	25,983,142
		81,556,152
Industrial Conglomerates - 14.8%
Industrial Conglomerates - 14.8%
General Electric Co.	2,192,739	20,699,456
Honeywell International, Inc.	128,859	21,172,822
ITT, Inc.	343,671	19,802,323
Roper Technologies, Inc.	81,600	28,063,872
		89,738,473
Machinery - 16.1%
Agricultural & Farm Machinery - 1.5%
Deere & Co.	63,900	8,956,863
Construction Machinery & Heavy Trucks - 1.8%
Caterpillar, Inc.	93,900	11,250,159
Industrial Machinery - 12.8%
Flowserve Corp.	184,400	8,565,380
Gardner Denver Holdings, Inc. (a)	434,203	14,749,876
IDEX Corp.	136,943	20,912,566
Ingersoll-Rand PLC	277,900	32,886,686
Xylem, Inc.	5,000	371,100
		77,485,608

TOTAL MACHINERY		97,692,630

Professional Services - 1.6%
Human Resource & Employment Services - 1.2%
TriNet Group, Inc. (a)	114,200	7,237,996
Research & Consulting Services - 0.4%
IHS Markit Ltd. (a)	41,308	2,370,666

TOTAL PROFESSIONAL SERVICES		9,608,662

Road & Rail - 14.4%
Railroads - 13.6%
CSX Corp.	250,300	18,639,841
Norfolk Southern Corp.	124,700	24,333,958
Union Pacific Corp.	235,700	39,310,046
		82,283,845
Trucking - 0.8%
Knight-Swift Transportation Holdings, Inc. Class A	189,103	5,226,807

TOTAL ROAD & RAIL		87,510,652

Trading Companies & Distributors - 3.3%
Trading Companies & Distributors - 3.3%
HD Supply Holdings, Inc. (a)	480,100	19,919,349
TOTAL COMMON STOCKS
(Cost $497,676,847)		600,148,223

Money Market Funds - 0.7%
Fidelity Cash Central Fund 2.41% (b)
(Cost $4,098,198)	4,097,379	4,098,198
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $501,775,045)		604,246,421
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,083,113
NET ASSETS - 100%		$605,329,534

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,322
Total	$28,322

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustee (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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